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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2002

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                           Extended Stay America, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                   001-13125                  36-3996573
(State or other jurisdiction of     (Commission File            (IRS Employer
 incorporation or organization)          Number)             Identification No.)


                               101 N. Pine Street
                             Spartanburg, SC 29302
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (864) 573-1600

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

On September 12, 2002, Extended Stay America, Inc., a Delaware corporation, issued a press release announcing that President and Chief Operating Officer Robert A. Brannon is taking a leave of absence while recovering from a stroke.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Description of Exhibit
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          99.1                  Press release announcing leave of absence of
                                Robert A. Brannon due to stroke



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 13, 2002

                                                   Extended Stay America, Inc.



                                                   By:  /s/ GREGORY R. MOXLEY
                                                      --------------------------
                                                        Gregory R. Moxley
                                                        Chief Financial Officer



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